UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2003

HCSB Financial Corporation
(Exact name of registrant
as specified in its charter)

South Carolina	000-26995	57-1079444
(State of Incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

5201 Broad Street, Loris, South Carolina 29569
(Address of principal executive offices)   (Zip Code)

(843) 756-6333
(Telephone Number)

Not Applicable
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

        On September 9, 2003, HCSB Financial Corporation, holding company for Horry County State Bank, issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release and letter to our shareholders are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCSB FINANCIAL CORPORATION By: /s/ James R. Clarkson Name: James R. Clarkson Title: President and Chief Executive Officer

Dated: September 9, 2003

EXHIBIT INDEX

Exhibit Number    Description

99.1            Earnings Press Release for the quarter ended June 30, 2003

99.2            Letter to Shareholders for the quarter ended June 30, 2003.

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